Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of April 30, 2016

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2016, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,793,180 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 26 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

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The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$862,074,970
Aggregate Outstanding Principal Balance – Treasury Bill	$112,413,936
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.04%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$749,642,129
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.96%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$18,905
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	0.00%
Number of Borrowers	28,360
Average Outstanding Principal Balance Per Borrower	$30,398
Number of Loans	49,177
Average Outstanding Principal Balance Per Loan – Treasury Bill	$25,902
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,720
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$18,905
Weighted Average Remaining Term to Scheduled Maturity	181 months
Weighted Average Annual Interest Rate	6.01%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$23,153	*
3.01% to 3.50%	3,467	44,655,814	5.2%
3.51% to 4.00%	3,058	60,192,867	7.0
4.01% to 4.50%	9,277	115,844,587	13.4
4.51% to 5.00%	10,407	144,001,411	16.7
5.01% to 5.50%	2,259	36,278,461	4.2
5.51% to 6.00%	2,610	45,260,696	5.3
6.01% to 6.50%	3,850	69,210,044	8.0
6.51% to 7.00%	3,987	79,875,575	9.3
7.01% to 7.50%	1,571	35,606,563	4.1
7.51% to 8.00%	3,600	86,478,232	10.0
8.01% to 8.50%	3,814	97,940,588	11.4
Equal to or greater than 8.51%	1,276	46,706,979	5.4

Total	49,177	$862,074,970	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,847	$10,732,271	1.2%
$ 5,000.00-$ 9,999.99	4,117	31,661,382	3.7
$10,000.00-$14,999.99	3,814	47,057,139	5.5
$15,000.00-$19,999.99	2,514	43,778,746	5.1
$20,000.00-$24,999.99	2,064	46,470,090	5.4
$25,000.00-$29,999.99	1,827	50,053,405	5.8
$30,000.00-$34,999.99	1,406	45,619,902	5.3
$35,000.00-$39,999.99	1,089	40,803,914	4.7
$40,000.00-$44,999.99	921	39,055,927	4.5
$45,000.00-$49,999.99	786	37,260,571	4.3
$50,000.00-$54,999.99	637	33,395,561	3.9
$55,000.00-$59,999.99	548	31,448,162	3.6
$60,000.00-$64,999.99	516	32,256,072	3.7
$65,000.00-$69,999.99	399	26,924,887	3.1
$70,000.00-$74,999.99	346	25,058,256	2.9
$75,000.00-$79,999.99	274	21,248,704	2.5
$80,000.00-$84,999.99	220	18,129,112	2.1
$85,000.00-$89,999.99	202	17,665,349	2.0
$90,000.00-$94,999.99	182	16,840,935	2.0
$95,000.00-$99,999.99	182	17,715,240	2.1
$100,000.00 and above	1,469	228,899,347	26.6

Total	28,360	$862,074,970	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	46,660	$784,432,640	91.0%
31-60 days	903	24,461,264	2.8
61-90 days	502	16,924,555	2.0
91-120 days	277	9,513,861	1.1
121-150 days	159	5,906,984	0.7
151-180 days	168	6,034,224	0.7
181-210 days	79	1,951,990	0.2
Greater than 210 days	429	12,849,452	1.5

Total	49,177	$862,074,970	100.0%

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	87	$33,245	*
4 to 12	578	536,588	0.1%
13 to 24	3,571	4,386,440	0.5
25 to 36	1,626	4,767,440	0.6
37 to 48	1,725	7,349,225	0.9
49 to 60	1,685	9,809,932	1.1
61 to 72	2,186	15,227,056	1.8
73 to 84	6,245	39,081,782	4.5
85 to 96	2,580	21,900,490	2.5
97 to 108	2,010	20,751,627	2.4
109 to 120	2,004	26,030,020	3.0
121 to 132	3,193	66,320,167	7.7
133 to 144	4,760	85,893,809	10.0
145 to 156	2,257	51,541,275	6.0
157 to 168	1,791	43,725,077	5.1
169 to 180	1,532	37,666,942	4.4
181 to 192	1,313	38,053,008	4.4
193 to 204	3,481	92,469,563	10.7
205 to 216	1,398	44,030,613	5.1
217 to 228	1,053	38,484,766	4.5
229 to 240	992	38,720,993	4.5
241 to 252	699	30,441,961	3.5
253 to 264	622	29,751,640	3.5
265 to 276	449	22,747,727	2.6
277 to 288	321	17,530,096	2.0
289 to 300	353	19,712,275	2.3
301 to 312	198	13,418,197	1.6
313 to 324	110	7,287,188	0.8
325 to 336	76	6,960,207	0.8
337 to 348	59	5,158,224	0.6
349 to 360	123	11,849,129	1.4
361 and above	100	10,438,271	1.2

Total	49,177	$862,074,970	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.
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DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	2,161	$50,371,158	5.8%
Forbearance	2,722	78,824,229	9.1
Repayment
First year in repayment	596	30,893,037	3.6
Second year in repayment	637	27,236,588	3.2
Third year in repayment	714	30,765,541	3.6
More than 3 years in repayment	42,347	643,984,418	74.7

Total	49,177	$862,074,970	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 110.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.7	-	216.1
Forbearance	-	4.0	214.6
Repayment	-	-	174.9

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $50,371,158 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $28,543,346 or approximately 56.7% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

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GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	362	$6,643,688	0.8%
Alaska	79	1,769,182	0.2
Arizona	1,556	27,960,384	3.2
Arkansas	267	4,308,141	0.5
California	4,489	82,738,748	9.6
Colorado	807	12,942,471	1.5
Connecticut	760	10,595,275	1.2
Delaware	136	2,090,579	0.2
District of Columbia	219	4,759,390	0.6
Florida	3,881	92,940,510	10.8
Georgia	1,603	34,168,920	4.0
Hawaii	162	3,665,781	0.4
Idaho	155	2,841,036	0.3
Illinois	1,971	31,058,649	3.6
Indiana	3,166	51,477,873	6.0
Iowa	231	3,094,024	0.4
Kansas	843	11,615,989	1.3
Kentucky	602	9,150,280	1.1
Louisiana	1,777	29,528,490	3.4
Maine	214	4,793,642	0.6
Maryland	1,397	27,924,380	3.2
Massachusetts	1,860	26,675,777	3.1
Michigan	867	17,128,943	2.0
Minnesota	486	7,665,243	0.9
Mississippi	383	7,337,663	0.9
Missouri	896	15,158,795	1.8
Montana	64	1,156,509	0.1
Nebraska	75	1,027,314	0.1
Nevada	269	5,341,151	0.6
New Hampshire	412	5,834,358	0.7
New Jersey	1,299	22,126,572	2.6
New Mexico	175	3,177,775	0.4
New York	3,783	60,567,214	7.0
North Carolina	1,166	21,580,061	2.5
North Dakota	17	326,610	*
Ohio	280	5,029,915	0.6
Oklahoma	618	9,072,231	1.1
Oregon	588	9,373,107	1.1
Pennsylvania	1,803	28,542,888	3.3
Rhode Island	134	1,728,164	0.2
South Carolina	545	10,287,155	1.2
South Dakota	46	933,678	0.1
Tennessee	709	12,632,141	1.5
Texas	3,866	65,554,885	7.6
Utah	134	3,467,270	0.4
Vermont	84	1,436,398	0.2
Virginia	1,520	25,079,468	2.9
Washington	1,246	19,085,876	2.2
West Virginia	254	3,891,171	0.5
Wisconsin	474	6,473,449	0.8
Wyoming	33	596,656	0.1
Other	414	7,719,100	0.9

Total	49,177	$862,074,970	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

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We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	27,837	$391,060,660	45.4%
Other Repayment Options(1)	21,340	471,014,311	54.6

Total	49,177	$862,074,970	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 739 loans with an aggregate outstanding principal balance of $28,135,426 currently in an interest-only period.  These interest-only loans represent approximately 3.3% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	24,299	$368,416,965	42.7%
Unsubsidized	24,878	493,658,006	57.3

Total	49,177	$862,074,970	100.0%

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The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	163	$5,000,361	0.6%
October 1, 1993 through June 30, 2006	49,014	857,074,609	99.4
July 1, 2006 and later	0	0	0.0

Total	49,177	$862,074,970	100.0%

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Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,262	$15,870,343	1.8%
College Assist	10	605,864	0.1
Educational Credit Management Corporation	1,188	20,739,714	2.4
Great Lakes Higher Education Corporation	415	9,995,981	1.2
Illinois Student Assistance Commission	1,308	18,968,634	2.2
Kentucky Higher Education Assistance Authority	336	4,185,760	0.5
Louisiana Office Of Student Financial Assistance	348	4,520,328	0.5
Michigan Guaranty Agency	373	6,518,741	0.8
New Jersey Higher Education Student Assistance Authority	1,346	20,156,969	2.3
New York State Higher Education Services Corporation	4,448	64,163,950	7.4
Northwest Education Loan Association	2,581	35,963,569	4.2
Oklahoma Guaranteed Student Loan Program	535	7,178,557	0.8
Pennsylvania Higher Education Assistance Agency	2,692	38,279,063	4.4
Tennessee Student Assistance Corporation	269	3,880,727	0.5
Texas Guaranteed Student Loan Corporation	1,714	30,424,223	3.5
United Student Aid Funds, Inc.	30,352	580,622,546	67.4

Total	49,177	$862,074,970	100.0%

2003-7

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.
United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USA Funds is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest and Education@Work, Inc., an Ohio non-profit corporation.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016
2003-7

provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USA Funds held net assets on behalf of the federal reserve fund of approximately $130 million. Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $51.8 billion.  Also, as of September 30, 2015, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251%

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%	%

2003-7

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-7